Exhibit 10.2

EXECUTION VERSION

December 20, 2023

Newmark Group, Inc.

125 Park Avenue

New York, New York 10017

Attention: Michael Rispoli, Chief Financial Officer

Re:	Mandatory Prepayment Exclusion

Ladies and Gentlemen:

Reference is hereby made to that certain Delayed Draw Term Loan Credit Agreement, dated as of August 10, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Newmark Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrower has requested that, notwithstanding the limitations set forth in Section 2.05(b) of the Credit Agreement, the Lenders party hereto consent to the exclusion of Indebtedness incurred from time to time by the Borrower or any Subsidiary pursuant to that certain Credit Agreement, dated as of November 30, 2018, by and between the Borrower and Cantor Fitzgerald, L.P., a Delaware limited partnership, as may be amended, restated, supplemented or otherwise modified from time to time, from the mandatory prepayment requirement set forth in Section 2.05(b) of the Credit Agreement (the “Mandatory Prepayment Exclusion”).

Subject to the terms and conditions set forth herein, the Lenders party hereto hereby consent to the Mandatory Prepayment Exclusion, notwithstanding the limitations set forth in Section 2.05(b) of the Credit Agreement. Except for the specific consent set forth in this paragraph, nothing contained herein shall be construed to be a modification of the Credit Agreement or any other Loan Document or deemed to constitute a waiver of (a) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable Law, or (b) the Borrower’s obligation to comply fully with any duty, term, condition, obligation, or covenant contained in the Credit Agreement or any other Loan Document. The consent set forth in this paragraph is a one-time consent, is effective only with respect to the matters set forth above, and shall not obligate the Administrative Agent or any Lender to provide any future consent under the Loan Documents. This letter agreement (this “Consent Letter”) shall not establish a custom or course of dealing or conduct between the Administrative Agent or any Lender and the Borrower.

This Consent Letter shall become effective upon the Administrative Agent’s receipt of counterparts hereof duly executed by the Lenders constituting the Required Lenders which is accepted and agreed by the Borrower and the Administrative Agent.

The Borrower represents and warrants to the Administrative Agent and the Lenders that the representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) on and as of the date hereof, except to the extent that such representation and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they were true and correct in all respects) as of such earlier date.

Except as set forth in this Consent Letter, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Consent Letter is a Loan Document. Subject to Section 11.17 of the Credit Agreement, this Consent Letter may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Consent Letter may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Consent Letter. The authorization under this paragraph may include use or acceptance by the Administrative Agent and each Lender of a manually signed paper copy of this Consent Letter which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Consent Letter converted into another format, for transmission, delivery and/or retention.

THIS CONSENT LETTER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT LETTER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The submission to jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages follow]

2

IN WITNESS WHEREOF, each of the undersigned has caused this Consent Letter to be duly executed and delivered by a duly authorized officer as of the date first written above.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sherman Wong
Name:	Sherman Wong
Title:	Director

NEWMARK GROUP, INC.

CONSENT LETTER

CITIZENS BANK, N.A., a Lender

By:	/s/ Connor Kellogg
Name:	Connor Kellogg
Title:	Vice President

NEWMARK GROUP, INC.

CONSENT LETTER

FIFTH THIRD BANK, NATIONAL ASSOCIATION, a Lender

By:	/s/ Taylor Beringer
Name:	Taylor Beringer
Title:	Senior Vice President

NEWMARK GROUP, INC.

CONSENT LETTER

PNC BANK, NATIONAL ASSOCIATION, a Lender

By:	/s/ Paul Gleason
Name:	Paul Gleason
Title:	Senior Vice President

NEWMARK GROUP, INC.

CONSENT LETTER

REGIONS BANK, a Lender

By:	/s/ Travis Lovell
Name:	Travis Lovell
Title:	Managing Director

NEWMARK GROUP, INC.

CONSENT LETTER

U.S. BANK NATIONAL ASSOCIATION, a Lender

By:	/s/ Kelsey Hehman
Name:	Kelsey Hehman
Title:	Vice President

NEWMARK GROUP, INC.

CONSENT LETTER

WELLS FARGO BANK, NATIONAL ASSOCIATION, a Lender

By:	/s/ Nick Brokke
Name:	Nick Brokke
Title:	Director

NEWMARK GROUP, INC.

CONSENT LETTER

ACCEPTED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

NEWMARK GROUP, INC., a Delaware corporation

By:	/s/ Michael Rispoli
Name:	Michael Rispoli
Title:	Chief Financial Officer

NEWMARK GROUP, INC.

CONSENT LETTER

ACCEPTED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

BANK OF AMERICA, N.A., as the Administrative Agent

By:	/s/ Sherman Wong
Name:	Sherman Wong
Title:	Director

NEWMARK GROUP, INC.

CONSENT LETTER